                      CARDINAL GOVERNMENT OBLIGATIONS FUND

                      SUPPLEMENT DATED DECEMBER 11, 1995,
                      TO PROSPECTUS DATED FEBRUARY 1, 1995

     Capitalized terms used in this Supplement have the meaning assigned to them in the Prospectus.

     The Fund has entered into an Agreement and Plan of Reorganization and Liquidation, dated as of December 1, 1995 (the "Plan"), with The Cardinal Group, an Ohio business trust (the "Group"). Pursuant to the Plan, Cardinal Government Obligations Fund, a series of the Group (the "Acquiring Fund"), would acquire all of the assets of the Fund in exchange for the assumption of all of the Fund's liabilities and a number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the Fund's net assets (the "Reorganization"). The Fund would then be liquidated, and the shares of the Acquiring Fund would be distributed to Fund shareholders.

     The Reorganization is subject to certain regulatory approvals and to approval by the shareholders of the Fund at the Annual Shareholders Meeting currently expected to be held in February, 1996. If the shareholders approve the Reorganization, it is expected that the Reorganization would be effected on or about March 31, 1996; however, the Reorganization may be effected on such earlier or later date as the Group and the Fund may determine. There can be no assurance that the Reorganization will take place when or as currently proposed.

     The following paragraph is added to the cover page of this Prospectus:

          THE SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, NOR ARE SUCH SHARES FEDERALLY INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     The Prospectus Supplement supersedes in its entirety the prospectus supplement dated February 22, 1995.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                              FOR FUTURE REFERENCE

PROSPECTUS
--------------------------------------------------------------------------------
                                    [LOGO]
                      CARDINAL GOVERNMENT OBLIGATIONS FUND

Cardinal Government Obligations Fund (the "Fund") is a diversified, open-end, management investment company. The investment objective of the Fund is to maximize safety of capital and, consistent with such objective, earn the highest available current income obtainable from government securities. The current income earned from such government securities may not be as great as the current income earned on lower quality securities which have less liquidity and greater risk of nonpayment. There can be no assurance that the Fund's objective will be achieved.
--------------------------------------------------------------------------------

          For further information regarding the Fund or for assistance in opening an account or redeeming shares, please call:

        In Columbus 464-5512 (opening accounts and further information)

               From other Ohio locations (800) 282-9446 toll free

                   From outside Ohio (800) 848-7734 toll free

            Inquiries may also be made by mail addressed to the Fund
                            at its principal office:

                             155 East Broad Street
                              Columbus, Ohio 43215
--------------------------------------------------------------------------------

This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing in the Fund. This Prospectus should be retained for future reference. A Statement of Additional Information respecting the Fund dated February 1, 1995, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. Such Statement is available upon request without charge from the Fund at the above address or by calling the phone numbers provided above.

     Investors should read and retain this Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               THE OHIO COMPANY

                The date of this Prospectus is February 1, 1995

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEY FEATURES
--------------------------------------------------------------------------------

HIGH CURRENT YIELDS............    The Fund seeks the highest available current income
                                   attainable from government securities, consistent with
                                   its policy of protecting principal.
MONTHLY DISTRIBUTIONS..........    Monthly distributions are automatically reinvested in
                                   additional shares of the Fund without charge or may be
                                   received in cash. (See page 4.)
LOW INITIAL INVESTMENT.........    An investor can acquire shares of a high quality
                                   portfolio of government securities with a smaller
                                   investment than would be needed to purchase a similar
                                   portfolio directly. (See page 11.)
PROFESSIONAL MANAGERS..........    The Fund's portfolio is fully managed by professional
                                   portfolio managers. (See page 17.)
FLEXIBILITY....................    You may switch once each calendar quarter from one mutual
                                   fund to another within the Cardinal Group of Funds as
                                   your personal circumstances or market conditions dictate.
                                   (See page 18.)
ACH PROCESSING.................    Investors may use Automated Clearing House ("ACH")
                                   processing for subsequent purchases of shares,
                                   redemptions, and/or distributions paid. (See page 18.)

--------------------------------------------------------------------------------
PROSPECTUS HIGHLIGHTS
--------------------------------------------------------------------------------

SHARES OFFERED.................    Shares of beneficial interest of the Fund (the "Shares")
                                   are of one class equal to all other shares and are
                                   without par value. (See page 19.)
OFFERING PRICE AND
  SALES CHARGE.................    The public offering price is equal to net asset value per
                                   share plus a sales charge equal to 4.50% of the public
                                   offering price (4.71% of net amount invested), reduced on
                                   investments of $100,000 or more (see page 11) and waived
                                   if purchasers are Qualifying Plans for whom The Ohio
                                   Company serves as a trustee or investment adviser. (See
                                   page 14.)
MINIMUM PURCHASE...............    $1,000 minimum initial investment and $50 minimum subse-
                                   quent investments. (See page 11.)
TYPE OF COMPANY................    Diversified, open-end, management investment company,
                                   commonly known as a mutual fund. Organized as an Ohio
                                   business trust on November 15, 1985. (See page 7.)
INVESTMENT OBJECTIVE...........    To maximize safety of capital and, consistent with such
                                   objective, earn the highest available current income
                                   obtainable from government securities. (See page 7.)
INVESTMENT POLICIES............    The Fund invests in obligations issued or guaranteed by
                                   the U.S. Government and repurchase agreements secured by
                                   securities of the U.S. Government. Under present market
                                   conditions, the Fund expects to invest a substantial
                                   amount of its portfolio in Ginnie Mae certificates. These
                                   investments entail certain risks. (See pages 7 through
                                   11.)
RISK FACTORS AND SPECIAL           An investment in a mutual fund such as the Fund involves
  CONSIDERATIONS...............    a certain amount of risk and may not be suitable for all
                                   investors. Some investment policies of the Fund may
                                   entail certain risks. (See "WHAT ARE THE INVESTMENT
                                   OBJECTIVE AND POLICIES OF THE FUND?" on pages 7 through
                                   11.)
INVESTMENT ADVISER.............    The Fund has entered into an Investment Advisory and
                                   Management Agreement with Cardinal Management Corp., a
                                   wholly-owned subsidiary of The Ohio Company (the "Ad-
                                   viser"). The Adviser currently provides investment
                                   advisory services for Cardinal Government Securities
                                   Trust, Cardinal Tax Exempt Money Trust, Cardinal Balanced
                                   Fund and Cardinal Aggressive Growth Fund. (See page 17.)
MANAGEMENT FEE.................    The annual rate is .5% of the average daily net assets of
                                   the Fund. (See page 17.)
DISTRIBUTIONS..................    Dividends are declared daily and distributions are
                                   generally made monthly as the Fund shall determine.
                                   Long-term capital gains, if any, are distributed
                                   annually. (See page 14.)
REDEMPTION.....................    At net asset value per share, without charge, except that
                                   broker-dealers may charge a service fee for assisting in
                                   a redemption. (See page 14.)
TRANSFER AGENT.................    Cardinal Management Corp. (See page 17.)

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------

     SHAREHOLDER TRANSACTION EXPENSES
               Maximum Sales Load Imposed on Purchases
                 (as a percentage of offering price)..........................           4.50%
               Maximum Sales Load Imposed on Reinvested Dividends
                 (as a percentage of offering price)..........................              0%
               Deferred Sales Load
                 (as a percentage of original purchase price or redemption
                 proceeds, as applicable).....................................              0%
               Redemption Fees
                 (as a percentage of amount redeemed, if applicable)..........              0%
               Exchange Fee...................................................          $   0
     ANNUAL FUND OPERATING EXPENSES
       (as a percentage of average net assets)
               Management Fees................................................            .50%
               12b-1 Fees.....................................................            .00
               Other Expenses.................................................            .25
                                                                                     --------
               Total Fund Operating Expenses..................................            .75%
                                                                                     ========

                EXAMPLE                       1 YEAR        3 YEARS        5 YEARS        10 YEARS
----------------------------------------    ----------     ----------     ----------     ----------
You would pay the following expenses on
  a $1,000 investment, assuming (1) 5%
annual return and (2) redemption at the
end of each time period: ...............       $ 52           $ 68           $ 85           $134

The purpose of the above table is to assist a potential purchaser of the Fund's Shares in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "WHO MANAGES MY INVESTMENT IN THE FUND?" for a more complete discussion of the shareholder transaction expenses and annual operating expenses of the Fund. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following Financial Highlights with respect to each of the eight fiscal years ended September 30, 1994, and the period from February 3, 1986, through September 30, 1986, have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon together with certain financial statements, are contained in the Fund's Statement of Additional Information and which may be obtained by Shareholders and prospective investors.

FINANCIAL HIGHLIGHTS FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                     YEARS ENDED SEPTEMBER 30,
                                ---------------------------------------------------------------------------------------------------
                                  1994         1993         1992         1991         1990         1989         1988         1987
                                --------     --------     --------     --------     --------     --------     --------     --------
Net asset value,
    Beginning of period.....    $   8.63     $   8.95     $   8.99     $   8.71     $   8.71     $   8.82     $   8.60     $   9.39
Income from investment
  operations:
    Net investment income...         .66          .74          .80          .81          .84          .84          .86          .90
    Net gains or losses on
      securities (both
      realized and
      unrealized)...........        (.68)        (.32)        (.04)         .28           --         (.11)         .22         (.80)
                                --------     --------     --------     --------     --------     --------     --------     --------
    Total from investment
      operations............        (.02)         .42          .76         1.09          .84          .73         1.08          .10
                                --------     --------     --------     --------     --------     --------     --------     --------
Less Distributions:
    Dividends (from net
      investment income)....        (.65)        (.74)        (.80)        (.81)        (.84)        (.84)        (.86)        (.89)
    Distributions (from
      capital gains)........          --           --           --           --           --           --           --           --
    Returns of capital......          --           --           --           --           --           --           --           --
                                --------     --------     --------     --------     --------     --------     --------     --------
    Total Distributions.....        (.65)        (.74)        (.80)        (.81)        (.84)        (.84)        (.86)        (.89)
Net asset value, End of
  period....................    $   7.96     $   8.63     $   8.95     $   8.99     $   8.71     $   8.71     $   8.82     $   8.60
                                =========    =========    =========    =========    =========    =========    =========    =========
Total Return................       (0.27%)       4.83%        8.87%       13.07%       10.03%        8.81%       12.94%         .82%
Ratios/Supplemental Data:
Net assets, End of period
  (000) omitted.............    $169,529     $208,883     $172,139     $128,569     $114,890     $118,958     $146,745     $147,491
Ratio of expenses to average
  net assets**..............        0.75%        0.73%        0.76%        0.76%        0.76%        0.73%        0.74%        0.49%
Ratio of net investment
  income to average net
  assets**..................        7.88%        8.32%        8.89%        9.20%        9.55%        9.73%        9.64%       10.03%
Portfolio Turnover Rate.....       21.95%       24.94%       17.15%       34.81%       30.90%         .92%        5.76%       45.71%

                                PERIOD FROM
                                FEBRUARY 3,
                               1986 (DATE OF
                               COMMENCEMENT
                              OF OPERATIONS)
                                  THROUGH
                               SEPTEMBER 30,
                                   1986*
                              ---------------
Net asset value,
    Beginning of period.....     $    9.53
Income from investment
  operations:
    Net investment income...           .59
    Net gains or losses on
      securities (both
      realized and
      unrealized)...........          (.11)
                              ---------------
    Total from investment
      operations............           .48
                              ---------------
Less Distributions:
    Dividends (from net
      investment income)....          (.59)
    Distributions (from
      capital gains)........            --
    Returns of capital......          (.03)
                              ---------------
    Total Distributions.....          (.62)
Net asset value, End of
  period....................     $    9.39
                              ===============
Total Return................          5.63%(a)
Ratios/Supplemental Data:
Net assets, End of period
  (000) omitted.............     $ 129,629
Ratio of expenses to average
  net assets**..............          0.87%
Ratio of net investment
  income to average net
  assets**..................          9.37%
Portfolio Turnover Rate.....             0%

---------------
 *Fund operations commenced February 3, 1986. Through February 3, 1986, the only transaction of the Fund was its initial capitalization through the sale of 10,493 Shares for $100,000 to Cardinal Management Corp., the investment adviser to the Fund.

**Percentages for less than twelve month periods are annualized.

(a) This total return figure reflects aggregate total return instead of average annual total return. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized.

See notes to financial statements appearing in the Fund's Statement Of Additional Information.
                            ------------------------

Pursuant to a Revolving Credit Agreement between the Fund and The Fifth Third Bank dated April 10, 1992 (the "Loan Agreement"), the Fund may borrow money from The Fifth Third Bank for temporary purposes, such as to accommodate abnormally heavy redemption requests, and only in an amount not exceeding 5% of the value of the Fund's total assets at the time of borrowing. The table below sets forth certain information concerning the Loan Agreement.

                                               AVERAGE            AVERAGE NUMBER           AVERAGE
                      AMOUNT OF DEBT        AMOUNT OF DEBT       OF FUND'S SHARES         AMOUNT OF
   YEAR ENDED         OUTSTANDING AT         OUTSTANDING           OUTSTANDING          DEBT PER SHARE
 SEPTEMBER 30,        END OF PERIOD       DURING THE PERIOD     DURING THE PERIOD     DURING THE PERIOD
----------------    ------------------    ------------------    ------------------    ------------------
      1994                  $0                 $16,422              22,745,526            $0.0007220
      1993                  $0                 $20,118              21,714,427            $0.0009265

From time to time the Fund advertises "yield," "average annual total return" and "cumulative return." SUCH YIELD FIGURES AND TOTAL RETURN FIGURES ARE BASED UPON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of the Fund refers to the income generated by an investment in the Fund over a 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment over a one-month period assuming reinvestment at a constant rate of all income so generated is assumed to be generated for 12 consecutive one-month periods. The "yield" of the Fund assumes the deduction of the maximum applicable sales charge from the investment. If the sales charge were not deducted, the yield of the Fund would be higher.

The average annual total return figures advertised by the Fund refer to the return generated by an investment in the Fund over one- and five-year periods and the period during which the Fund has been in operation (which periods will be stated on the advertisement). The return over a period equates the amount of an initial investment in the Fund to the amount redeemable at the end of that period assuming that any dividends and distributions earned by an investment in the Fund are reinvested. The return also assumes that the maximum applicable sales charge is deducted from the initial investment at the time of investment. The cumulative return advertised refers to the total return on a hypothetical investment over the relevant period and equates the amount of an initial investment in the Fund to the amount redeemable at the end of that period assuming that any dividends and distributions are immediately reinvested and the maximum sales charge is deducted from the initial investment at the time of investment. If the sales charge were not deducted, the average annual total return advertised would be higher.

In addition, from time to time the Fund may include in its sales literature and shareholder reports a quote of the current "distribution" rate for the Fund. A distribution rate is simply a measure of the level of dividends distributed for a specified period and is computed by dividing the total amount of dividends per share paid by the Fund during the past 12 months by a current maximum offering price. It differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during a stated period. A distribution rate is, therefore, not intended to be a complete measure of performance. A distribution rate may sometimes be greater than yield since, for instance, it may include short-term and possibly long-term gains (which may be non-recurring), may not include the effect of amortization of bond premiums and does not reflect unrealized gains or losses.

Investors may also judge the performance of the Fund by comparing its performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation and to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., and CDA Investment Technologies, Inc. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, The Columbus Dispatch, Business Week, Consumer Reports, and U.S.A. Today. In addition to performance information, general information about the Fund that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders which may be obtained without charge by contacting the Fund at the telephone numbers set forth on the cover page of this Prospectus.

--------------------------------------------------------------------------------
WHAT IS THE FUND?
--------------------------------------------------------------------------------

The Fund was organized on November 15, 1985, as a business trust under the laws of the State of Ohio and is registered and operates as a diversified, open-end, management investment company as defined in the Investment Company Act of 1940 and as commonly known as a mutual fund. The Trustees of the Fund have divided its beneficial ownership into an unlimited number of transferable units called Shares, which will be offered and sold to the public through The Ohio Company, principal underwriter of the Fund's Shares. The proceeds from such sale, net of the applicable sales charge, will be invested by the Fund as set forth below.

The Fund is designed for individuals, corporations, fiduciaries, and institutions who wish to invest for current income in a diversified, professionally managed portfolio of securities issued by the U.S. Government and securities directly guaranteed by the full faith and credit of the U.S. Government -- without having to become involved in the detailed accounting and safekeeping procedures normally associated with direct investment in these securities.

--------------------------------------------------------------------------------
WHAT ARE THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND?
--------------------------------------------------------------------------------

The Fund's investment objective is to maximize safety of capital and, consistent with such objective, earn the highest available current income obtainable from government securities. The current income earned from such government securities may not be as great as the current income earned on lower quality securities which have less liquidity and greater risk of nonpayment.

The Fund's investment objective is a fundamental policy of the Fund, which means that it may be changed only with the approval of a majority of the Fund's Shares. A majority of the Fund's Shares means the favorable vote, at an annual or special meeting, of shareholders holding the lesser of (a) 67% or more of the Shares at such meeting, if holders of more than 50% of the outstanding Shares are represented in person or by proxy, and (b) more than 50% of the outstanding Shares. There can be no assurance that the investment objective can be met.

The value of the Fund's portfolio securities, and therefore the Fund's net asset value per share, may increase or decrease due to various factors, principally changes in prevailing interest rates. Generally, a rise in interest rates will result in a decrease in the Fund's net asset value per share, while a drop in interest rates will result in an increase in the Fund's net asset value per share.

Under normal market conditions, the Fund will invest substantially all, but in no event less than 65% of the value of its total assets, in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities"). The Fund may also invest, under normal market conditions, in the fixed income instruments described below and in repurchase agreements. It may also engage in the options transactions described below.

The Fund may, for daily cash management purposes, invest in high quality money market securities and in repurchase agreements. In addition, the Fund may invest, without limit, in any combination of U.S. Government Securities, money market securities and repurchase agreements when, in the opinion of the Adviser, it is determined that a temporary defensive position is warranted based upon current market conditions. The Fund may also invest in securities of other investment companies, as described more fully below.

The types of U.S. Government Securities invested in by the Fund will include obligations issued by or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes, bonds and certificates of indebtedness, and obligations issued or guaranteed by the agencies or instrumentalities of the U.S. Government, but not supported by such full faith and credit. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.

Certain securities held by the Fund may have mortgage obligations backing such securities, including among others, conventional thirty year fixed rate mortgage obligations, graduated payment mortgage obligations, fifteen year mortgage obligations and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-through certificates purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through certificates purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount. Reinvestment of principal payments may occur at higher or lower rates than the original yield on such securities. Due to the prepayment feature and the need to reinvest payments and prepayments of principal at current rates, mortgage-related securities can be less effective than typical bonds of similar maturities at maintaining yields during periods of declining interest rates.

Certain debt securities such as, but not limited to, mortgage backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of calculating the Fund's weighted average portfolio maturity, the effective maturity of such securities will be used.

Under present market conditions, the Fund expects to invest a substantial amount of its portfolio in Ginnie Mae certificates, which are mortgage-backed securities representing part ownership in a specific pool of mortgage loans insured by the Federal Housing Administration or Farmers Home Administration or guaranteed by the Veterans Administration. Should market or economic conditions warrant, this practice may be changed in the discretion of the Fund's Adviser. Ginnie Mae guarantees the timely payment of monthly installments of principal and interest on its certificates, when due, whether or not payments are received on the underlying mortgage loans, and the full faith and credit of the United States is pledged to the timely payment by Ginnie Mae of such principal and interest.

Although the mortgage loans in the pool underlying a Ginnie Mae certificate will have maturities of up to thirty years, the actual average life of the Ginnie Mae certificates typically will be substantially less because the mortgage loans will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the Ginnie Mae certificates and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the Ginnie Mae certificates and extending the period of time over which income at the lower rates is received. Accordingly, it is not possible to accurately predict the average life of a particular pool. Standard practice is to treat Ginnie Mae certificates as having effective maturities of twelve years. Reinvestment of principal payments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest payments and prepayments of principal at current rates, Ginnie Mae certificates can be less effective than typical bonds of similar maturities at maintaining yields during periods of declining interest rates.

The Fund may enter into repurchase agreements, which are transactions through which an investor (such as the Fund) purchases a security (known as the "underlying security") from a financial institution, such as a well-established securities dealer or a bank which is a member of the Federal Reserve System which the Fund's Adviser deems creditworthy under guidelines approved by the Fund's Board of Trustees. At the time of purchase, the bank or securities dealer agrees to repurchase the underlying securities at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. The Fund will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 10% of the value of its total assets would then be invested in such repurchase agreements. The Fund will only enter into a repurchase agreement where (i) the underlying securities are of the type which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. The Fund's Adviser will be responsible for monitoring such requirements. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements are considered to be loans by the Fund.

The Fund may from time to time write covered call options on securities in its portfolio. The Fund will realize a premium when it writes an option. The Fund will write only covered call options, which means that in each instance the Fund will continue to own the underlying security for as long as it remains obligated as the writer of the option. The purchaser of the call option has the right to purchase the underlying security at the agreed upon price, even though that price may be less than the value of the security at the time the option is exercised. The Fund would then suffer a loss equal to the excess, if any, of the security's appreciation in value over the premium received for writing the option. To facilitate closing purchase transactions (described below), the Fund will ordinarily write only call options for which a secondary market exists on a national securities exchange or in the over-the-counter market.

In order to realize a profit, to prevent an underlying security from being called or to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the option's expiration), the Fund may engage in a closing purchase transaction. The Fund will incur a loss if the cost of the closing purchase transaction, plus transaction costs, exceeds the premium received upon writing the original option. To effect a closing purchase transaction, the Fund would purchase, prior to the exercise of an option that it has written, an option of the same series as that on which it desires to terminate its obligation. There can be no assurance that the Fund will be able to effect a closing purchase transaction at a time when it wishes to do so. When the Fund cannot effect a closing purchase transaction, it will not be able to sell the underlying security unless the option expires without exercise. Upon expiration of the option, the Fund would continue to bear market risk in that security. The obligation of the Fund to deliver securities upon the exercise of a covered call option which it has written terminates upon the effectuation of a closing purchase transaction.

The Fund may use covered call option strategies as a means of increasing the total return on the portfolio and also as a means of providing limited protection against decreases in market value. The Fund will engage in this activity, if at all, only to the extent permitted by the most stringent applicable state regulations governing the writing of covered call options in states where the Fund is selling its Shares. The aggregate value of securities underlying outstanding options will not exceed 25% of the net assets of the Fund.

The Fund may purchase put and call options on interest rate futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. An interest rate futures contract provides for the future sale by one party and purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. The Fund may purchase put options on interest rate futures contracts to hedge its portfolio securities against the risk of rising interest rates, and may purchase call options on interest rate futures contracts to hedge against a decline in interest rates. The Fund will write put or call options on interest rate futures contracts only as part of closing purchase transactions to terminate its option positions, and there is no guarantee that such closing transactions can be effected. There can be no assurance that there will be a correlation between price movements in the options on interest rate futures, on the one hand, and price movements in the Fund's portfolio securities which are the subject of the hedge, on the other hand. In addition, the Fund's purchase of put or call options will be based upon predictions as to anticipated interest rate trends, which could prove to be inaccurate. The Fund will purchase put or call options on interest rate futures contracts only as a hedge against changes in the value of securities in the Fund's portfolio that may result from market conditions, and not for speculative purposes. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option. Options are considered to be derivatives. A derivative is generally defined as an instrument whose value is based upon, or derived from, some underlying index, reference rate (e.g., interest rates), security, commodity or other asset. The Fund will not invest more than 5% of its total assets at any one time in premiums paid for call options and put options.

Although, except as set forth above, the Fund does not intend to engage in short-term trading of portfolio securities as a means of achieving its investment objective, it may sell portfolio securities without regard to the length of time they have been held whenever such sale will, in the Adviser's opinion, strengthen the Fund's position and contribute to its investment objective. Brokerage commissions are not normally charged on the purchase or sale of securities issued or guaranteed by the U.S. Government, but such transactions may involve costs in the form of spreads between bid and asked prices.

The Fund may also invest up to 10% of the value of its total assets in the securities of other investment companies subject to the limitations set forth in the 1940 Act. The Fund intends to invest in money market mutual funds for purposes of short-term cash management. The Fund's investment in such other investment companies may result in the duplication of fees and expenses, particularly investment advisory fees. For a further discussion of the limitations on the Fund's investments in other investment companies, see "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments -- Securities of Other Investment Companies" in the Statement of Additional Information.

In addition to the Fund's investment objective, the Fund has established a number of other fundamental policies, changeable only with the approval of a majority of the Fund's Shares, all of which are described in the Fund's Statement Of Additional Information, including policies prohibiting (i) the investment of more than 10% of the value of the Fund's total assets in repurchase agreements maturing in more than seven days, (ii) borrowing money, except from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 5% of the value of the Fund's total assets, (iii) mortgaging, pledging or otherwise encumbering any portfolio security except as may be necessary in connection with permissible borrowings, in which case the mortgaging, pledging or encumbering cannot exceed 5% of the Funds's assets, (iv) investing in covered call options where the aggregate value of the securities underlying the options exceeds 25% of the net assets of the Fund, and (v) investing more than 5% of the Fund's assets in premiums paid on put and call options. Except for the investment objective and the matters described as fundamental policies in the Statement Of Additional Information, all other practices of the Fund are not fundamental policies.

--------------------------------------------------------------------------------
HOW DO I PURCHASE SHARES OF THE FUND?
--------------------------------------------------------------------------------

GENERAL

The Fund's Shares may be purchased at the public offering price, described below, through The Ohio Company, principal distributor of the Fund's Shares, at its address and telephone number set forth on the cover page of this Prospectus, and through other broker-dealers who are members of the National Association of Securities Dealers, Inc. and have sales agreements with The Ohio Company. A purchase will become effective upon receipt by The Ohio Company of an order and payment of the public offering price.

Subsequent purchases of Shares of the Fund may be made by ACH processing as described under "WHAT OTHER SHAREHOLDER PROGRAMS ARE PROVIDED? -- ACH Processing" below.

Certificates reflecting ownership of the Fund's Shares will not be issued unless specifically requested by the purchaser. In order to facilitate redemptions, it is expected that most shareholders will not elect to receive certificates.

The minimum initial investment is $1,000. Subsequent investments must be in amounts of at least $50.

Due to the high cost of maintaining accounts, the Fund reserves the right to redeem involuntarily Shares in any account at the then current net asset value if at any time redemptions have reduced a shareholder's total investment to a net asset value below $500. A shareholder will be notified in writing that the value of the account is less than $500 and allowed 30 days to increase the account to $500 before the redemption is processed. Proceeds of redemptions so processed, including dividends declared to the date of redemption, will be promptly paid to the shareholder. Shares of the Fund may be redeemed through a securities dealer, investment adviser, agent or other fiduciary which may charge a fee for its services in connection with the redemption. No redemption charge is imposed by the Fund or by The Ohio Company, the Fund's principal distributor.

PUBLIC OFFERING PRICE

The public offering price of Shares of the Fund is the net asset value per share next determined after receipt by The Ohio Company of an order and payment, plus a sales charge as follows:

                                                          SALES CHARGE
                                                              AS A                AS A PERCENTAGE
                                                           PERCENTAGE            OF OFFERING PRICE
                                                           OF THE NET      -----------------------------
                      AMOUNT OF                              AMOUNT           SALES           DEALER'S
                  SINGLE TRANSACTION                        INVESTED          CHARGE         CONCESSION
------------------------------------------------------    ------------     ------------     ------------
Less than $100,000....................................        4.71%            4.50%            4.00%
$100,000 but less than $250,000.......................        3.63             3.50             3.00
$250,000 but less than $500,000.......................        2.56             2.50             2.00
$500,000 but less than $1,000,000.....................        1.52             1.50             1.00
$1,000,000 or more....................................        0.50             0.50             0.40

(See "HOW IS NET ASSET VALUE CALCULATED?" for a description of the computation of net asset value per share.)

The above charges on investments of $100,000 or more are applicable to purchases made at one time by an individual, or an individual, his spouse and their children not of legal age, or a trustee, guardian or other like fiduciary of certain single trust estates or certain single fiduciary accounts.

No sales charge is imposed on purchases of Shares by officers, trustees, and employees of the Fund or by full-time employees of the Adviser or The Ohio Company, who have been such for at least 90 days or by qualified retirement plans for such persons.

AUTOMATIC INVESTMENT PLAN

The Fund has made arrangements to enable you to make automatic monthly or quarterly investments, in the minimum amount of $50 per transaction, from your checking account. Assuming the cooperation of your financial institution, your checking account therein will be debited to purchase Shares of the Fund on the periodic basis you select. Confirmation of your purchase of Fund Shares will be provided by the Fund. The debit of your checking account will be reflected in the checking account statement you receive from your financial institution. Please contact The Ohio Company for the appropriate form.

--------------------------------------------------------------------------------
MAY MY TAX SHELTERED RETIREMENT PLAN INVEST IN THE FUND?
--------------------------------------------------------------------------------

Shares of the Fund qualify for purchase in connection with the following tax sheltered retirement plans:

     -- Individual Retirement Account ("IRAs") plans

     -- Simplified Employee Pension Plans

     -- 403(b)(7) Custodial Plans sponsored by certain tax exempt employers

     -- Pension, profit-sharing and 401(k) plans qualifying under Section 401(a) of the Internal Revenue Code

The Ohio Company offers a wide range of services to assist employers in reducing the cost and complexity of utilizing any of the above retirement programs. These services include:

        Consulting services
        Prototype plan documents
        Low-cost recordkeeping and IRS reporting
        On-going employee educational programs
        Investment consultation
        Trust services

Please contact your local office of The Ohio Company or call 1-800-237-2169 (inside Ohio) or 1-800-237-2170 (outside Ohio) to obtain complete information regarding The Ohio Company's retirement plan services.

--------------------------------------------------------------------------------
HOW MAY I QUALIFY FOR QUANTITY DISCOUNTS?
--------------------------------------------------------------------------------

LETTER OF INTENTION

If you (including your spouse and children not of legal age) intend to purchase $100,000 or more of Shares of the Fund and of any fund of The Cardinal Group or of The Cardinal Fund Inc., other members of the Cardinal family of funds which are sold with a sales charge (collectively, the "Cardinal Load Funds"), during any 13-month period you may sign a letter of intention to that effect obtained from The Ohio Company and pay the reduced sales charge applicable to the total amount of shares to be so purchased. The 13-month period during which the Letter of Intention is in effect will begin on the date of the earliest purchase to be included. In addition, trustees, guardians or other like fiduciaries of single trust estates or certain single fiduciary accounts may take advantage of the quantity discounts pursuant to a letter of intention.

A letter of intention is not a binding obligation upon you to purchase the full amount indicated. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the highest sales charge applicable to the shares actually purchased. If the full amount indicated is not purchased, such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional shares of the applicable Cardinal Load Fund, are not subject to escrow. The escrowed shares will not be available for disposal by you until all purchases pursuant to the letter of intention have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. To the extent that you purchase more than the dollar amount indicated on the Letter of Intention and qualify for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be, as you instruct, either delivered to you in cash or used to purchase additional shares of the Cardinal Load Fund designated by you subject to the rate of sales charge applicable to the actual amount of the aggregate purchases. This program, however, may be modified or eliminated at any time or from time to time by the Fund without notice.

CONCURRENT PURCHASES

For purposes of qualifying for a lower sales charge, you have the privilege of combining "concurrent purchases" of Shares of the Fund and of one or more of the other Cardinal Load Funds. For example, if you concurrently purchase Shares of the Fund at the total public offering price of $50,000 and shares of another Cardinal Load Fund at the total public offering price of $50,000, the sales charge would be that applicable to a $100,000 purchase as shown in the table above. "Concurrent purchases," as described above, shall include the combined purchases of you, your spouse and your children not of legal age. To receive the applicable public offering price pursuant to this privilege, you must, at the time of purchase, give The Ohio Company sufficient information to permit confirmation of qualification. This privilege, however, may be modified or eliminated at any time or from time to time by the Fund without notice thereof.

RIGHTS OF ACCUMULATION

After your initial purchase of Shares, you may also be eligible to pay a reduced sales charge for your subsequent purchases of Shares where the total public offering price of Shares then being purchased plus the then aggregate current net asset value of Shares of the Fund and of shares of any Cardinal Load Fund held in your account equals $100,000 or more. You would be able to purchase Shares at the public offering price applicable to the total of (a) the total public offering price of the Shares of the Fund then being purchased plus (b) the then current net asset value of Shares of the Fund and of shares of any other Cardinal Load Fund held in your account. For purposes of determining the aggregate current net asset value of shares held in your account, you may include shares then owned by your spouse and children not of legal age.

You may obtain additional information about the foregoing special purchase method from The Ohio Company. You are responsible for notifying The Ohio Company at the time of purchase when purchases may be accumulated to take advantage of the reduced sales charge. This program, however, may be modified or eliminated at any time or from time to time by the Fund without notice.

--------------------------------------------------------------------------------
ARE THERE ANY SPECIAL PURCHASE PROGRAMS FOR CERTAIN RETIREMENT PLANS?
--------------------------------------------------------------------------------

No sales charge is imposed on purchases of Shares of the Fund by trusts qualifying under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and by deferred compensation plans of state and local governments and tax-exempt organizations qualifying under Section 403(b) or Section 457 of the Code (collectively, "Qualifying Plans"), so long as The Ohio Company serves as either a trustee or investment adviser for the applicable Qualifying Plans.

--------------------------------------------------------------------------------
WHAT DISTRIBUTIONS WILL I RECEIVE?
--------------------------------------------------------------------------------

The net income of the Fund is declared daily as a dividend to Shareholders of the Fund at the close of business on the day of declaration, and such dividends are generally paid monthly. Dividends consisting of long-term capital gains normally will be distributed only once annually. Dividends and distributions will be paid only in additional Shares and not in cash; except, however, that for dividends and distributions of $10 or more, a shareholder may specifically request that such amounts be paid to him in cash. Dividends are expected to be distributed on a monthly basis.

Shareholders may elect to receive cash distributions by using ACH processing as described under "WHAT OTHER SHAREHOLDER PROGRAMS ARE PROVIDED? -- ACH Processing" below.
--------------------------------------------------------------------------------
HOW MAY I REDEEM MY SHARES?
--------------------------------------------------------------------------------

Investors may redeem Shares of the Fund at the net asset value per share next determined following the receipt by the Fund's transfer agent, Cardinal Management Corp., 215 East Capital Street, Columbus, Ohio 43215, of the following: (a) written or telephonic notice to redeem, as described more fully below, and (b) for Shares represented by certificates, either the share certificates, properly endorsed, or properly executed stock powers. See "HOW IS NET ASSET VALUE CALCULATED?", below, for a description of when net asset value is determined.

As requested, The Ohio Company, on behalf of a shareholder, will forward the foregoing notice to redeem and any share certificates or stock powers to Cardinal Management Corp. without charge. Other broker-dealers may assist a shareholder in redeeming his shares and may charge a fee for such services.

REDEMPTION BY MAIL

Shareholders may elect to redeem Shares of the Fund by submitting a written request therefor to Cardinal Management Corp., the Fund's Transfer Agent at 215 East Capital Street, Columbus, Ohio 43215. Cardinal Management Corp. will request a signature guarantee by an eligible guarantor institution as described below. However, a signature guarantee will not be required if (1) the redemption check is payable to the Shareholder(s) of record, and (2) the redemption check is mailed to the Shareholder(s) at the address of record, provided, however, that the address of record has not been changed within the preceding 15 days. For purposes of this policy, an "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934. Cardinal Management Corp. reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine or (2) it has reason to believe that the transaction would otherwise be improper.

REDEMPTION BY TELEPHONE

Shareholders may elect to redeem Shares of the Fund by calling the Fund at the telephone numbers set forth on the front of this Prospectus. The Shareholder may direct that the redemption proceeds be mailed to the address of record or another address.

Neither the Fund nor its service providers will be liable for any loss, damages, expense or cost arising out of any telephone redemption effected in accordance with the Fund's telephone redemption procedures, acting upon instructions reasonably believed to be genuine. The Fund will employ procedures designed to provide reasonable assurances that instructions by telephone are genuine; if these procedures are not followed, the Fund or its service providers may be liable for any losses due to unauthorized or fraudulent instructions. These procedures may include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, and verification of account name and account number or tax identification number. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, Shareholders may also redeem their Shares by mail as described above.

AUTOMATIC WITHDRAWAL

Shareholders may elect to have the proceeds from redemptions of Shares transmitted to an authorized bank account at a Federal Reserve member bank through ACH processing as described under "WHAT OTHER SHAREHOLDER PROGRAMS ARE PROVIDED? -- ACH Processing" below.

The Fund will make payment for redeemed Shares as promptly as practicable but in no event more than seven days after receipt by Cardinal Management Corp. of the foregoing notice and any share certificates and powers. The Fund reserves the right to delay payment for the redemption of Shares where such Shares were purchased with other than immediately available funds, but only until the purchase payment has cleared (which may take fifteen or more days from the date the purchase payment is received by the Fund). The purchase of Fund Shares by wire transfer of federal funds would avoid any such delay.

The Fund may suspend the right of redemption or may delay payment during any period the determination of net asset value is suspended. See "HOW IS NET ASSET VALUE CALCULATED?".

SYSTEMATIC WITHDRAWAL PLAN

If you are the owner of Shares of the Fund having a total value of $25,000 or more at the current offering price, you may elect to redeem your Shares monthly or quarterly in amounts of $50 or more, pursuant to the Fund's Systematic Withdrawal Plan. Please contact The Ohio Company for the appropriate form.

--------------------------------------------------------------------------------
HOW IS NET ASSET VALUE CALCULATED?
--------------------------------------------------------------------------------

The net asset value of the Fund is determined once daily as of 4:00 P.M., Columbus, Ohio time, on each business day the New York Stock Exchange is open for business and on any other day (other than a day on which no Shares of the Fund are tendered for redemption and no order to purchase any Shares of the Fund is received) where there is sufficient trading in the Fund's portfolio securities that the Fund's net asset value per share might be materially affected by changes in the value of its portfolio securities. The net asset value per share of the Fund is computed by dividing the sum of the value of the Fund's portfolio securities plus any cash and other assets (including interest accrued but not received) minus all liabilities (including estimated accrued expenses) by the total number of Shares then outstanding.

Portfolio securities for which over-the-counter market quotations are readily available are valued at the bid price. The Fund uses one or more pricing services to provide such market quotations. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

Determination of the net asset value may be suspended at times when (a) trading on the New York Stock Exchange is restricted or such Exchange is closed for other than customary weekend and holiday closings, (b) an emergency as determined by the Securities and Exchange Commission exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable, or (c) the Securities and Exchange Commission has by order permitted such suspension.

--------------------------------------------------------------------------------
DOES THE FUND PAY FEDERAL INCOME TAX?
--------------------------------------------------------------------------------

The Fund intends to qualify as a "regulated investment company" under the Code for so long as such qualification is in the best interest of the Fund's shareholders. Qualification as a regulated investment company under the Code requires, among other things, that the regulated investment company distribute to its shareholders at least 90% of its investment company taxable income. The Fund contemplates declaring as dividends 100% of the Fund's investment company taxable income (before deduction of dividends paid).

A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, the Fund would be subject to a nondeductible excise tax equal to 4% of the deficiency.

--------------------------------------------------------------------------------
WHAT ABOUT MY TAXES?
--------------------------------------------------------------------------------

It is expected that the Fund will distribute annually to shareholders all or substantially all of the Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to shareholders for federal income tax purposes, even if paid in additional Shares of the Fund and not in cash. The dividends-received deduction for corporations will apply to the aggregate of such ordinary income distributions in the same proportion as the aggregate dividends eligible for the dividends received deduction, if any, received by the Fund bear to its gross income.

Distribution by the Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held the Shares. Such distributions are not eligible for the dividends-received deduction.

If the net asset value of a Share is reduced below the shareholder's cost of that Share by the distribution of income or gain realized on the sale of securities, the distribution is a return of invested principal, although taxable as described above.

Prior to purchasing Shares, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of Shares prior to the record date will have the effect of reducing the per share net asset value of the Shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to tax.

The foregoing is intended only as a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders. Potential investors in the Fund are urged to consult their tax advisers concerning the application of federal, state and local taxes as such laws and regulations affect their own tax situation.

Cardinal Management Corp. will inform shareholders at least annually of the amount and nature of such income and capital gains.

--------------------------------------------------------------------------------
WHO MANAGES MY INVESTMENT IN THE FUND?
--------------------------------------------------------------------------------

Pursuant to the laws of Ohio and the Fund's Declaration of Trust, the responsibility for the management of the Fund is vested in its Board of Trustees which, among other things, is empowered by the Fund's Declaration Of Trust to elect officers of the Fund and contract with and provide for the compensation of agents, consultants and other professionals to assist and advise in such management.

INVESTMENT ADVISER AND MANAGER

The Fund has entered into an Investment Advisory and Management Agreement ("Investment Advisory Agreement") with Cardinal Management Corp., an Ohio corporation (the "Adviser"), 155 East Broad Street, Columbus, Ohio 43215, in which the Adviser has agreed to serve as the Fund's investment adviser and manager. In such capacity, and subject to the ultimate authority of the Fund's Board of Trustees, the Adviser has agreed regularly to provide the Fund with investment advice, including management of the Fund's portfolio securities, and overall management of the Fund's affairs. Since the Fund's inception, John R. Carle has been primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Carle has been a portfolio manager with the Adviser and/or The Ohio Company since 1971.

The Adviser was organized in March, 1980, and currently provides investment advisory services to Cardinal Government Securities Trust, Cardinal Tax Exempt Money Trust, Cardinal Balanced Fund and Cardinal Aggressive Growth Fund. The Adviser is a wholly-owned subsidiary of The Ohio Company, an Ohio corporation. The Ohio Company is an investment banking firm organized in 1925 and serves as the principal underwriter for each of the foregoing funds and as the investment adviser and principal underwriter for The Cardinal Fund Inc. The Ohio Company is a member of the New York Stock Exchange, Midwest Stock Exchange, other regional stock exchanges and the National Association of Securities Dealers, Inc.

As compensation for the investment advice and overall management, the Fund will pay the Adviser a monthly fee, accrued daily, based on an annual rate of .5% of the average daily net asset value of the Fund. The Adviser may, however, periodically waive all or a portion of its advisory fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. The waiver of such fee will cause the yield of the Fund to be higher than it would otherwise be in the absence of such a waiver.

ACCOUNTING SERVICES AND TRANSFER AGENT

The Fund has entered into an Accounting Services Agreement with the Adviser pursuant to which the Adviser has agreed to maintain and keep current the books, accounts, records, journals and other records of original entry relating to the business of the Fund and to calculate the Fund's net asset value on a daily basis. In consideration of such services, the Fund has agreed to pay the Adviser a fee monthly based on the average monthly net asset value of the Fund.

The Fund has also entered into an Administration Agreement with the Adviser pursuant to which the Adviser has agreed to act as the Fund's transfer agent, dividend disbursing agent and administrator of plans of the Fund. In consideration of such services the Fund has agreed to pay the Adviser an annual fee, paid monthly, equal to $21 per shareholder account, plus the Adviser's out-of-pocket expenses.

DISTRIBUTOR

The Fund has entered into a Distributor's Contract with The Ohio Company, 155 East Broad Street, Columbus, Ohio 43215, pursuant to which Shares of the Fund continuously will be offered on a best efforts basis by The Ohio Company and dealers selected by The Ohio Company. Walter R. Chambers is an officer and trustee/director of both the Fund and The Ohio Company. Frank W. Siegel and John
R. Carle, each an officer and trustee of the Fund, are officers of The Ohio Company. John L. Schlater, a trustee of the Fund, is an officer of The Ohio Company. David C. Will and James M. Schrack II are officers of both the Fund and The Ohio Company.

CUSTODIAN

The Fund has appointed The Fifth Third Bank ("Fifth Third") 38 Fountain Square Plaza, Cincinnati, Ohio 45263, as the Fund's custodian. In such capacity Fifth Third will hold or arrange for the holding of all portfolio securities and other assets acquired and owned by the Fund.

--------------------------------------------------------------------------------
WHAT OTHER SHAREHOLDER PROGRAMS ARE PROVIDED?
--------------------------------------------------------------------------------

ACH PROCESSING

The Fund now offers ACH privileges. Investors may use ACH processing to make subsequent purchases, redeem Shares and/or electronically transfer distributions paid on Fund Shares, in addition to the other methods described in this Prospectus. ACH provides a method by which funds may be automatically transferred to or from an authorized bank account at a Federal Reserve member bank that is an ACH member. Please contract your representative if you are interested in ACH processing.

EXCHANGE PRIVILEGE

Shareholders of the Fund may, provided the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized, exchange Shares of the Fund for shares of:

              Cardinal Aggressive Growth Fund, an equity fund seeking appreciation of capital (upon the payment of the applicable sales charge);

              Cardinal Balanced Fund, a fund seeking current income and long-term growth of both capital and income (upon the payment of the applicable sales charge);

              The Cardinal Fund Inc., an equity fund seeking long-term growth of capital and income (upon the payment of the applicable sales charge);

              Cardinal Government Securities Trust, a U.S. Government securities money market fund (without payment of any sales charge); or

              Cardinal Tax Exempt Money Trust, a tax-free money market fund (without payment of any sales charge).

Notwithstanding the foregoing and subject to the limitations contained in the following paragraph, (i) exchanges by Qualifying Plans, for whom The Ohio Company serves as either a trustee or an investment adviser, of Fund Shares for shares of a Cardinal Load Fund may be completed without the payment of a sales charge, and (ii) exchanges of Fund Shares by all other shareholders for shares of a Cardinal Load Fund may be completed upon the payment of a sales charge equal to the difference, if any, between the sales charge payable upon purchase of shares of such Cardinal Load Fund and the sales charge previously paid on the Fund Shares to be exchanged.

The foregoing exchange privilege may be exercised only once in each calendar quarter and must be made by written or telephonic authorization. A shareholder should notify The Ohio Company of his desire to make an exchange, and The Ohio Company will furnish, as necessary, a prospectus and an application form to open the account. Cardinal Management Corp., as transfer agent, will require that any written authorization of an exchange include a signature guarantee as described above under "HOW MAY I REDEEM MY SHARES? -- Redemption by mail." However, a signature guarantee will not be required if the exchange is requested to be made within the same account or into an existing account of the shareholder held in the same name or names and in the same capacity as the account from which the exchange is to be made. Shareholders may also authorize an exchange of shares of the Fund by telephone. Neither the Fund nor any of its service providers will be liable for any loss, damages, expense or cost arising out of any telephone exchange authorization to the extent and subject to the requirements set forth under "HOW MAY I REDEEM MY SHARES? -- Redemption by telephone" above.

For tax purposes, an exchange is treated as a redemption and a new purchase. However, a shareholder may not include any sales charge on Shares of the Fund for purposes of calculating the gain or loss realized upon an exchange of those Shares within 90 days of their purchase.

The Fund may, at any time, modify or terminate the foregoing exchange privilege. The Fund, however, will give shareholders of the Fund 60 days' advance written notice of any such modification or termination.

--------------------------------------------------------------------------------
WHAT ARE MY RIGHTS AS A SHAREHOLDER?
--------------------------------------------------------------------------------

Shares of the Fund, upon their issuance, are fully paid and nonassessable, are of one class equal to all other Shares and are without par value. Certificates representing Shares will not be issued unless specifically requested in writing upon subscription. Ownership records of Shares will be maintained by the Fund's transfer agent, Cardinal Management Corp.

Shareholders have equal voting rights on all matters submitted for shareholder vote. The Declaration of Trust limits the matters requiring a shareholder vote to the election or removal of Trustees, approval of certain contracts of the Fund such as the Investment Advisory and Management Agreement with the Adviser and the Distributor's Contract with The Ohio Company, approval of the termination or reorganization of the Fund, approval of certain amendments to the Declaration Of Trust and certain other matters described in such Declaration. Under certain circumstances where Trustees have failed upon written request to give notice of a meeting to consider matters requiring a shareholder vote, shareholders holding at least 25% of the Fund's outstanding Shares may call and give notice of such a meeting and thereafter a shareholder meeting will be held to consider such matters.

--------------------------------------------------------------------------------
WHO PROVIDES SHAREHOLDER REPORTS?
--------------------------------------------------------------------------------

The Fund will provide shareholders monthly a summary statement describing any purchases and sales of Shares of the Fund and dividend and capital gain distributions.

Holders of Shares should direct all inquiries concerning such matters to Cardinal Management Corp., 155 East Broad Street, Columbus, Ohio 43215.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                             Investment Adviser and Manager
                                                  Cardinal Management Corp.
                                                  155 East Broad Street
                                                  Columbus, Ohio 43215

                                             Distributor
                                                  The Ohio Company
                                                  155 East Broad Street
                                                  Columbus, Ohio 43215

                                             Transfer Agent and Dividend Paying
                                             Agent
                                                  Cardinal Management Corp.
                                                  215 East Capital Street
                                                  Columbus, Ohio 43215

                                             Custodian
                                                  The Fifth Third Bank
                                                  38 Fountain Square Plaza
                                                  Cincinnati, Ohio 45263

                                             Legal Counsel
                                                  Baker & Hostetler
                                                  65 East State Street
                                                  Columbus, Ohio 43215

                                             Independent Auditors
                                                  KPMG Peat Marwick LLP
                                                  Two Nationwide Plaza
                                                  Columbus, Ohio 43215

                               TABLE OF CONTENTS

                                        PAGE
                                        -----
Key Features............................    2
Prospectus Highlights...................    3
Fee Table...............................    4
Financial Highlights....................    5
What is the Fund?.......................    7
What Are the Investment Objective and
  Policies of the Fund?.................    7
How Do I Purchase Shares
  of the Fund?..........................   11
May My Tax Sheltered Retirement Plan
  Invest in the Fund?...................   12
How May I Qualify for Quantity
  Discounts?............................   13
Are There Any Special Purchase Programs
  for Certain Retirement Plans?.........   14
What Distributions Will I Receive?......   14
How May I Redeem My Shares?.............   14
How is Net Asset Value Calculated?......   15
Does the Fund Pay Federal Income Tax?...   16
What About My Taxes?....................   16
Who Manages My Investment in the
  Fund?.................................   17
What Other Shareholder Programs Are
  Provided?.............................   18
What Are My Rights as a Shareholder?....   19
Who Provides Shareholder Reports?.......   19

                            ------------------------

NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.


                             ----------------------
                                   PROSPECTUS
                             ----------------------

                                February 1, 1995

                               THE OHIO COMPANY

                                    CARDINAL
                                   GOVERNMENT
                                  OBLIGATIONS
                                      FUND

                                    [LOGO]